UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 12, 2016

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

433 Main Street, Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 920-491-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

Upon issuance of the Series D Preferred Stock (as described in Item 5.03 below) on September 15, 2016, the ability of Associated Banc-Corp (the “Company”) to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock will be subject to certain restrictions in the event that the Company fails to pay dividends on its Series D Preferred Stock. These restrictions are set forth in the Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company (the “Articles of Amendment”) establishing the terms of the Series D Preferred Stock. A copy of the Articles of Amendment is attached hereto as Exhibits 3.1 and 4.1 and is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws

On September 12, 2016, the Company filed the Articles of Amendment with the Wisconsin Department of Financial Institutions, setting forth the terms of its 5.375% Non-Cumulative Perpetual Preferred Stock, Series D, liquidation preference of $1,000 per share (the “Series D Preferred Stock”). The terms of the Series D Preferred Stock are more fully described in a prospectus supplement dated September 7, 2016 and filed with the Securities and Exchange Commission on September 8, 2016 (the “Prospectus Supplement”) to the prospectus dated March 17, 2015 (the “Prospectus”) as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-202836) filed on March 18, 2015 (the “Registration Statement”). A copy of the Articles of Amendment is attached hereto as Exhibits 3.1 and 4.1 and is incorporated herein by reference.

Item 8.01. Other Events.

Closing of Depositary Share Offering

On September 15, 2016, the Company completed its public offering and sale of 4,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of the Company’s Series D Preferred Stock, pursuant to an underwriting agreement entered into by the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the several underwriters named therein, as described in a Form 8-K filed under the Company with the Securities and Exchange Commission on September 9, 2016 (the “Preferred Stock Offering”). The Depositary Shares and the Series D Preferred Stock have been registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement. The Preferred Stock Offering is more fully described in the Prospectus Supplement. A copy of the Deposit Agreement, dated September 15, 2016, among the Company, Wells Fargo Bank, N.A. and the holders from time to time of the Depositary Receipts described therein is attached hereto as Exhibit 4.2, and the form of Depositary Receipt is attached hereto as Exhibit 4.3.

In connection with the issuance and sale of the Depositary Shares, Godfrey & Kahn, S.C. has delivered an opinion to the Company, a copy of which is attached hereto as Exhibit 5.1, that the Depositary Shares and the Series D Preferred Stock have been validly issued and are fully paid and non-assessable. This Current Report on Form 8-K is being filed to incorporate such opinion by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this Report on Form 8-K:

3.1, 4.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Associated Banc-Corp with respect to its 5.375% Non-Cumulative Perpetual Preferred Stock, Series D, dated September 12, 2016.

4.2	Deposit Agreement, dated September 15, 2016, among Associated Banc-Corp, Wells Fargo Bank, N.A. and the holders from time to time of the Depositary Receipts described therein.

4.3	Form of Depositary Receipt (included as part of Exhibit 4.2).

5.1	Opinion of Godfrey & Kahn, S.C.

23.1	Consent of Godfrey & Kahn, S.C. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED BANC-CORP

September 15, 2016	By:	/s/ Randall J. Erickson
		Name:	Randall J. Erickson
		Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Risk Officer

Exhibit Index

Exhibit Number

3.1, 4.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Associated Banc-Corp with respect to its 5.375% Non-Cumulative Perpetual Preferred Stock, Series D, dated September 12, 2016.

4.2	Deposit Agreement, dated September 15, 2016 among Associated Banc-Corp, Wells Fargo Bank, N.A. and the holders from time to time of the Depositary Receipts described therein.

4.3	Form of Depositary Receipt (included as part of Exhibit 4.2).

5.1	Opinion of Godfrey & Kahn, S.C.

23.1	Consent of Godfrey & Kahn, S.C. (included in Exhibit 5.1).